QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Bruker Daltonics Inc. (the "Company") on Form 10-Q for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Hulburt, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Date: May 14, 2003	By:	/s/ JOHN J. HULBURT John J. Hulburt, CPA Chief Financial Officer and Treasurer

         A signed original of this written statement required by Section 906 has been provided to Bruker Daltonics Inc. and will be retained by Bruker Daltonics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002